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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2005



                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

      (as depositor under the Pooling and Servicing Agreement, dated as of
 May 1, 2005, providing for the issuance of Asset Backed Notes, Series 2005-2)
                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


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          Delaware                    333-104020               33-0727357
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)


                 3 Ada
               Irvine, Ca                                          92618
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



Registrant's telephone number, including area code:  (949) 790-8100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


New York, NY  Washington, DC White Plains, NY  Summit, NJ  Mexico City, Mexico





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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.


                  Item 601(a) of Regulation S-K
Exhibit No.       Exhibit No.                    Description
----------------- ------------------------------ -------------------------------
                                                 Opinion and Consent of Thacher
1                 5.1, 8.1, 23.1                 Proffitt & Wood LLP.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2005


                                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

                                   By:  /s/ David S. Wells
                                       -----------------------------------------
                                   Name:    David S. Wells
                                   Title:   Assistant Secretary



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                                  EXHIBIT INDEX

                  Item 601(a) of Regulation S-K
Exhibit No.       Exhibit No.                    Description
----------------- ------------------------------ -------------------------------
                                                 Opinion and Consent of Thacher
1                 5.1, 8.1, 23.1                 Proffitt & Wood LLP.